Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850
Supplement Dated May 10, 2016
to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), as may be supplemented from time to time, for the Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Municipal Income Fund and Guggenheim Total Return Bond Fund (the “Funds”)
This supplement provides updated information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.
Steven H. Brown and Adam Bloch are each added as a portfolio manager of the Guggenheim Total Return Bond Fund and the Guggenheim Macro Opportunities Fund.
Effective immediately, the sections of the Prospectus entitled “Management of the Fund” are deleted in their entirety and replaced as follows:
Guggenheim Total Return Bond Fund:
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. B. Scott Minerd, Anne B. Walsh, Jeffrey B. Abrams, James W. Michal, Steven H. Brown and Adam Bloch are primarily responsible for the day-to-day management of the Fund. They hold the titles of Global Chief Investment Officer; Senior Managing Director & Assistant Chief Investment Officer; Senior Managing Director & Portfolio Manager; Senior Managing Director & Portfolio Manager; Managing Director & Portfolio Manager; and Director, respectively, with the Investment Manager. B. Scott Minerd, Anne B. Walsh, Jeffrey B. Abrams and James W. Michal have managed the Fund since 2011. Steven H. Brown and Adam Bloch have managed the Fund since April 2016.
Guggenheim Macro Opportunities Fund:
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen, James W. Michal, Steven H. Brown and Adam Bloch are primarily responsible for the day-to-day management of the Fund. They hold the titles of Global Chief Investment Officer; Senior Managing Director & Assistant Chief Investment Officer; Senior Managing Director & Portfolio Manager; Senior Managing Director & Portfolio Manager; Managing Director & Portfolio Manager; and Director, respectively, with the Investment Manager. B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen and James W. Michal have managed the Fund since 2011. Steven H. Brown and Adam Bloch have managed the Fund since April 2016.
Effective immediately, the sections of the Prospectus entitled “Descriptions of Principal Risks—Interest Rate Risk” and “Descriptions of Principal Risks—Investment in Investment Vehicles Risk” are deleted in their entirety and replaced as follows:
Interest Rate Risk—Investments in fixed-income securities are subject to the possibility that interest rates could rise (or are expected to rise) sharply, causing the value of a Fund’s securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average duration of the bonds in a Fund, the more a Fund’s share price will fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.

Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, the Fund’s susceptibility to changes in interest rates. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.
Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In a decreasing interest rate environment, a Fund’s investment in securities with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested.
Changing Fixed-Income Market Conditions—Although the Board of Governors of the Federal Reserve System (“Federal Reserve”) has started to raise interest rates, interest rates in the U.S. and many parts of the world, including certain European countries, remain at or near historically low levels. In addition, certain European countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income instruments, and similar interest rate conditions may be experienced in other regions. In the United States, rate increases are likely going to be very slow. To the extent the Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise. Very low or negative interest rates may magnify a Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of very low or negative interest rates, a Fund may be unable to maintain positive returns).
Changes in fixed-income market conditions, including the recent increase and potential for future increases to the federal funds rate or interest rates falling below zero, may expose fixed-income markets to heightened volatility and reduced liquidity for certain Fund investments that may be difficult to sell at favorable prices to meet fund redemption obligations, causing the value of a Fund’s investments and share price to decline. Very low or changing interest rates may also have unpredictable effects on securities markets in general, directly or indirectly impacting a Fund’s investments, yield and performance. Thus, a Fund currently faces a heightened level of interest rate, liquidity and valuation risks.
A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of a Fund’s portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations.
Investment in Investment Vehicles Risk—Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) and securities of investment companies that are not index-based, including closed-end funds, mutual funds, affiliated short-term funds or exchange-traded funds (“ETFs”) and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. In the case of SPDRs, the index represented is the S&P 500 Index, but a Fund may invest in other index-based investments designed to track other indexes or market sectors. A Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. A Fund may invest in index-based investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment strategy or to enhance return or yield.
A Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value.
The Funds may, from time to time, invest a portion of their assets in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities. Investments by the Funds in these investment companies significantly increase the Funds’ exposure to the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Funds to the risks of these asset categories and decreases in the value of these investments may cause the Funds to deviate from their investment objective. These investment companies are registered open-end investment companies primarily available only to other investment companies and separately managed accounts managed by the Investment Manager and its affiliates. The subscription and redemption activities of these large investors can have a significant adverse affect on these investment companies and thus the Funds. For example, the liquidity of the investment companies can be limited as a result of large redemptions.
An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in a Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which a Fund would not engage or invest directly. The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.
The underlying investment companies or other investment vehicles in which a Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.
An investment by a Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF may be subject to additional risk, including: the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the ETF’s shares; the listing exchange may halt trading of the ETF’s shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments.
Effective immediately, in the section of the Prospectus entitled “Portfolio Managers” the information regarding the Portfolio Managers of the Investment Manager who oversee the day-to-day operations of the Guggenheim Total Return Bond Fund and the Guggenheim Macro Opportunities Fund is revised as follows:

Guggenheim Total Return Bond Fund—B. Scott Minerd, Anne B. Walsh, Jeffrey B. Abrams, James W. Michal, Steven H. Brown, and Adam Bloch are primarily responsible for the day-to-day management of the Fund.
Guggenheim Macro Opportunities Fund—B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen, James W. Michal, Steven H. Brown, and Adam Bloch are primarily responsible for the day-to-day management of the Fund.
Effective immediately, the biography of Steven H. Brown and Adam Bloch are revised or added, as applicable, in the section of the Prospectus entitled “Portfolio Managers” as follows:
Steven H. Brown, Managing Director and Portfolio Manager of Guggenheim Partners and Managing Director and Portfolio Manager of Security Investors. Mr. Brown joined Guggenheim Investments in 2010 and is a part of the Portfolio Management team for Guggenheim Investments’ Active Fixed Income and Total Return mandates. Mr. Brown is involved in all facets of portfolio management including working with the senior Portfolio Managers and CIOs to develop and apply the macro and sector level views at the individual portfolio level. Additionally, he works closely with the sector teams and portfolio construction to implement trades and optimize portfolios. Prior to joining the portfolio management team in 2012, Mr. Brown worked in the non-mortgage asset backed securities group. His responsibilities on that team included trading, sourcing and evaluating investment opportunities and monitoring credits. Prior to joining Guggenheim Investments, Mr. Brown held roles within treasury services and structured products at ABN AMRO and Bank of America in Chicago and London. Mr. Brown earned a BS in Finance from Indiana University’s Kelley School of Business. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA institute.
Adam Bloch, Director of Guggenheim Partners and Director of Security Investors. Mr. Bloch joined Guggenheim Investments in 2012. He works directly with sector traders, research heads, and risk managers and is responsible for buy and sell recommendations, day-to-day risk monitoring, and various special projects for Guggenheim Investments’ Total Return mandates. In addition to his fixed-income responsibilities, Mr. Bloch helps with implementation of various macro overlays on certain portfolios. Prior to joining Guggenheim Investments, he worked in Leveraged Finance at Bank of America Merrill Lynch in New York where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancing across multiple industries. Mr. Bloch graduated from the University of Pennsylvania.
Effective immediately, the following information is added to the tables in the section entitled “Portfolio Managers – Other Accounts Managed by Portfolio Managers” on page 72 of the SAI:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Adam Bloch*	1	$84.1	1	$65.0	0	$0

*The information presented for Adam Bloch is as of March 31, 2016
As of March 31, 2016, Adam Bloch and Steven H. Brown did not own any shares of the Guggenheim Total Return Bond Fund or of the Guggenheim Macro Opportunities Fund.

As of March 31, 2016, Adam Bloch did not manage any other registered investment companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Please Retain This Supplement for Future Reference
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